Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND FINANCIAL OFFICER

UNDER SECURITIES AND EXCHANGE ACT RULES 13a-14 AND 15d-14

In connection with the Quarterly Report of TBX Resources, Inc. (the “Company”) on Form 10QSB for the period ending August 31, 2003, as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Tim Burroughs, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C.78m or 780(d); and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of October 2003.

By: /s/ Tim Burroughs

Chief Executive Officer and Chief Financial Officer